EXHIBIT 99.3


               EMCOR GROUP, INC. AND COMFORT SYSTEMS SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited Pro Forma Condensed Combined Balance Sheet combines the historical consolidated balance sheet of EMCOR and the historical combined balance sheet of the Comfort Systems Subsidiaries giving effect to the merger of the Comfort Systems Subsidiaries with and into EMCOR, as if it had been consummated on December 31, 2001. The unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2001 and the three months ended March 31, 2002 combine the historical Consolidated Statements of Operations of EMCOR and Comfort Systems Subsidiaries, giving effect to the merger as if it had occurred on January 1, 2001.

     This information should be read in conjunction with the:

     -- accompanying notes to the unaudited Pro Forma Condensed Combined
        Financial Statements;

     -- separate historical consolidated financial statements of EMCOR as of and for the year ended December 31, 2001, which is contained on Form 10-K filed February 23, 2002;

     -- separate historical unaudited consolidated financial statements of EMCOR as of and for the three months ended March 31, 2002, which is contained on Form 10-Q filed April 30, 2002; and

     -- separate historical combined financial statements of the Comfort Systems
        Subsidiaries as of and for the year ended December 31, 2001, which are included as Exhibit 99.2

     The pro forma information is not necessarily indicative of the financial position and results of operations that would have been achieved had the merger been consummated on the dates indicated or of future operations of the combined company.

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


              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                            COMFORT
                                              EMCOR         SYSTEMS
                                            GROUP, INC.   SUBSIDIARIES      PRO FORMA               PRO FORMA
                 ASSETS                     HISTORICAL     HISTORICAL      ADJUSTMENTS    NOTES      COMBINED
----------------------------------------- --------------   -----------   --------------- --------   -----------
Current assets:
 Cash & cash equivalents ................. $  189,766        $ 10,920       $(114,096)     (1)      $   86,590
 Accounts receivable, net ................    777,102         139,335              --                  916,437
 Costs & estimated earnings in excess
  of billings ............................    221,272          14,208              --                  235,480
 Inventories .............................      7,158           3,254              --                   10,412
 Prepaid expenses and other ..............     22,026           5,447          (4,404)     (2)          23,069
 Intercompany receivables from
  parent and sister companies, net .......         --           2,968          (2,968)     (3)              --
                                           ----------       ---------       ---------               ----------
    Total current assets .................  1,217,324         176,132        (121,468)               1,271,988
 Investments, notes and other
  long-term receivables ..................     16,817              --              --                   16,817
 Property, plant & equipment, net ........     42,548          13,672            (944)     (4)          55,276
 Goodwill ................................     56,011         138,938         (18,703)     (5)         176,246
 Other assets ............................     16,964           1,192              --                   18,156
                                           ----------       ---------       ---------               ----------
    Total assets ......................... $1,349,664        $329,934       $(141,115)              $1,538,483
                                           ==========       =========       =========               ==========

  LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------
Current liabilities:
 Borrowings under revolving
  credit line ............................ $       --        $     --       $  50,000      (6)      $   50,000
 Current maturities of long-term
  debt & capital  leases .................        947             312              --                    1,259
 Accounts payable ........................    313,227          48,251              --                  361,478
 Billings in excess of costs and
  estimated earnings .....................    319,165          44,980              --                  364,145
 Accrued payroll and benefits ............    121,196          18,880              --                  140,076
 Other accrued expenses and liabilities ..     99,726           4,546            (108)     (7)         104,164
                                           ----------       ---------       ---------               ----------
    Total current liabilities ............    854,261         116,969          49,892                1,021,122

 Intercompany debt to parent .............         --         173,026        (173,026)     (8)              --
 Long-term debt and capital
  lease obligations ......................        848          21,842              --                   22,690
 Other long-term obligations .............     72,622           4,889          (4,773)     (9)          72,738
                                           ----------       ---------       ---------               ----------
    Total liabilities ....................    927,731         316,726        (127,907)               1,116,550
                                           ----------       ---------       ---------               ----------

Stockholders' equity:
 Preferred stock .........................         --              --              --                       --
 Common stock ............................        159              --              --                      159
 Capital surplus .........................    307,636          13,208         (13,208)    (10)         307,636
 Accumulated other comprehensive loss ....     (5,424)             --              --                   (5,424)
 Retained earnings .......................    136,398              --              --                  136,398
 Treasury stock ..........................    (16,836)             --              --                  (16,836)
                                           ----------       ---------       ---------               ----------
  Total stockholders' equity .............    421,933          13,208         (13,208)                 421,933
                                           ----------       ---------       ---------               ----------
  Total liabilities and
   stockholders' equity .................. $1,349,664        $329,934       $(141,115)              $1,538,483
                                           ==========       =========       =========               ==========

----------
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements which are an integral part of these statements.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            COMFORT
                                              EMCOR         SYSTEMS
                                            GROUP, INC.   SUBSIDIARIES      PRO FORMA               PRO FORMA
                                            AS REPORTED    HISTORICAL      ADJUSTMENTS     NOTES    COMBINED
                                          --------------   -----------   --------------- --------  ------------
Revenues ................................. $3,419,854        $657,886         $    --               $4,077,740
Cost of sales ............................  3,028,031         547,572              --                3,575,603
                                           ----------       ---------       ---------               ----------
Gross profit .............................    391,823         110,314              --                  502,137
Selling, general and administrative
 expenses ................................    303,141          72,680           9,110       (11)       384,931
                                           ----------       ---------       ---------               ----------
Operating income (loss) ..................     88,682          37,634          (9,110)                 117,206
Interest income (expense), net ...........        792          (2,247)         (1,560)      (12)        (3,015)
Other income .............................         --             110              --                      110
Allocations from parent company ..........         --         (19,556)         19,556       (13)            --
                                           ----------       ---------       ---------               ----------
Income before income taxes ...............     89,474          15,941           8,886                  114,301
Income tax provision .....................     39,462           6,863           4,061       (14)        50,386
                                           ----------       ---------       ---------               ----------
Net income ............................... $   50,012        $  9,078         $ 4,825               $   63,915
                                           ==========       =========       =========               ==========

Basic earnings per share .................      $3.86                                                    $4.94
Diluted earnings per share ...............      $3.40                                                    $4.31

Weighted average shares
  outstanding used to
  calculate earnings per
  share amounts
  --Basic ................................ 12,948,230                                               12,948,230
  --Diluted .............................. 15,240,208                                               15,240,208

----------
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements which are an integral part of these statements.


         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            COMFORT
                                              EMCOR         SYSTEMS
                                            GROUP, INC.   SUBSIDIARIES      PRO FORMA               PRO FORMA
                                            AS REPORTED   HISTORICAL(a)    ADJUSTMENTS     NOTES    COMBINED
                                          --------------  ------------   --------------- --------  ------------
Revenues .................................   $810,299        $ 93,988        $     --                 $904,287
Cost of sales ............................    720,913          80,300              --                  801,213
                                            ---------       ---------       ---------                ---------
Gross profit .............................     89,386          13,688              --                  103,074
Selling, general and administrative
 expenses ................................     76,855          13,387             852       (15)        91,094
                                            ---------       ---------       ---------                ---------
Operating income (loss) ..................     12,531             301            (852)                  11,980

Interest income (expense), net ...........        417             171            (260)      (16)           328
Allocations from parent company ..........         --          (3,169)          3,169       (13)            --
                                            ---------       ---------       ---------                ---------
Income before income taxes ...............     12,948          (2,697)          2,057                   12,308
Income tax provision (benefit) ...........      5,697           1,186             905       (14)         5,416
                                            ---------       ---------       ---------                ---------
Net income (loss) ........................   $  7,251        $ (1,511)       $  1,152                 $  6,892
                                            =========       =========       =========                =========

Basic earnings per share .................      $0.49                                                    $0.46
Diluted earnings per share ...............      $0.47                                                    $0.45

Weighted average shares
  outstanding used to
  calculate earnings per
  share amounts
  --Basic ................................ 14,828,537                                               14,828,537
  --Diluted .............................. 15,410,740                                               15,410,740


----------
(a) For the two months ended February 28, 2002.

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements which are an integral part of these statements.


           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     On March 1, 2002,  the Company  acquired the Comfort  Systems  Subsidiaries
which   represents  19  subsidiaries  of  CSUSA  Holdings  LLC,  a  wholly-owned subsidiary of Comfort Systems USA, Inc. The purchase price paid for a 100% voting interest was $186.25 million and was comprised of $164.1 million in cash and $22.1 million for the assumption of Comfort Systems Subsidiaries' notes payable to former owners of certain of the acquired companies. The acquisition was funded with $114.1 million of cash and $50.0 million of borrowings under EMCOR's working capital credit line. The acquired companies, which are based predominantly in the Midwest United States and New Jersey, are active in the installation and maintenance of mechanical systems and the design and installation of process and fire protection systems. Services are provided to a wide variety of industries, including the food processing, pharmaceutical and manufacturing/distribution sectors. The cost of the acquisition was preliminarily allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of the acquisition. EMCOR is currently evaluating the fair value of these assets and liabilities and is in the process of obtaining a third-party valuation of tangible and intangible assets; therefore, the allocation of the purchase price is subject to adjustment.

     The following is the unaudited pro forma purchase price and the unaudited pro forma purchase price allocation based on the Comfort Systems Subsidiaries audited December 31, 2001 balance sheet (in thousands):

     Cash paid from available funds ..............................   $114,096
     Cash paid using funds from EMCOR's working capital
       credit line ...............................................     50,000
     Estimated transaction costs .................................      3,600
     Assumption of debt to former owners of certain
       acquired companies ........................................     22,154
                                                                     --------
     Total consideration and costs ...............................   $189,850
                                                                     ========

     Pro forma purchase price allocation:
      Historical book value of net assets acquired,
       excluding assumption of debt of $22,154 ...................   $ 35,362
     Pro forma adjustments:
      Write-off Comfort Systems Subsidiaries historical goodwill..   (138,938)
      Write-off Comfort Systems Subsidiaries historical
        intercompany balances ....................................    170,058
      Adjust Comfort Systems Subsidiaries historical fixed
        asset values .............................................       (944)
      Estimated transaction costs ................................      3,600
      Elimination of deferred income tax assets and liabilities ..        477
                                                                     --------
      Fair value of net assets acquired ..........................     69,615
      Goodwill ...................................................    120,235
                                                                     --------
      Total consideration and costs ..............................   $189,850
                                                                     ========

     The final purchase price is subject to adjustment based on the book value of net assets at December 31, 2001, compared to the final book value of the net assets on the acquisition date of March 1, 2002. Additionally, the transaction costs are an estimate of costs to be incurred and may be higher or lower than the estimate of $3.6 million.

     The following notes correspond to the pro forma adjustments for the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2001, and the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2001 and the three months ended March 31, 2002:

     (1)  Represents the purchase price paid from cash available.

     (2) Represents the elimination of the acquired deferred income tax assets as the prior basis of accounting for income taxes does not carryover to EMCOR.

     (3) Represents the elimination of the amounts receivable from the former parent company of Comfort Systems Subsidiaries and sister companies.

     (4) Represents the adjustment to property, plant and equipment based on agreement by which certain assets were excluded from the acquired balance sheet.

     (5) Represents the elimination of the opening goodwill balance of $138.9 million, elimination of the deferred income tax assets and liabilities of $0.5 million and the excess of purchase price paid over the estimated fair values of the assets acquired and liabilities assumed of $120.7 million.

     (6) Represents the borrowings on the working capital credit line used to fund a portion of the purchase price for the acquisition.

     (7) Represents the elimination of the deferred income tax liabilities assumed as the prior basis of accounting for income taxes does not carryover to EMCOR.

     (8)  Represents  the  elimination  of  the  Comfort  Systems   Subsidiaries
          intercompany debt to parent that is not required to be repaid at the acquisition date.

     (9)  Represents  the  elimination  of  the  assumed   deferred  income  tax
          liabilities as the prior basis of accounting for income taxes does not carryover to EMCOR.

     (10) Represents the elimination of the prior stockholders' equity balances due to change in ownership.

     (11) Represents the elimination of amortization expense on the opening goodwill balance of $3.8 million, addition of estimated goodwill amortization expense on the new goodwill of $8.1 million, the estimated incremental selling, general and administrative expenses associated with the combination of EMCOR with Comfort Systems Subsidiaries of $5.1 million, and elimination of depreciation expense on the adjustment to property, plant and equipment of $0.3 million (see Note (4)).

     (12) Represents the estimated expense on the borrowings on the working capital credit line assuming no repayments during the year.

     (13) Represents the elimination of allocations from the former parent company of Comfort Systems Subsidiaries.

     (14) Represents the reversal of income taxes recorded when Comfort Systems Subsidiaries was part of their former parent company, recording of income taxes at EMCOR's effective income tax rate, and the tax effect on the other pro forma adjustments.

     (15) Represents   the   estimated   incremental   selling,    general   and
          administrative expenses associated with the combination of EMCOR with Comfort Systems Subsidiaries.

     (16) Represents interest expense on the borrowings from the working capital credit line assuming there were no repayments during the prior year and current quarter.